PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated February 24, 2021
to Prospectuses dated April 27, 2020

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

AST Prudential Core Bond Portfolio, AST High Yield Portfolio, AST Jennison Large-Cap Growth Portfolio, PSF Small Capitalization Stock Portfolio – Class I and PSF Stock Index Portfolio – Class I Investment Options

Effective the close of business, April 23, 2021 (the “Closure Date”), the Sub-accounts investing in the AST Prudential Core Bond Portfolio, AST High Yield Portfolio and AST Jennison Large-Cap Growth Portfolio of Advanced Series Trust and PSF Small Capitalization Stock Portfolio Class – I and PSF Stock Index Portfolio – Class I of the Prudential Series Fund (the “Portfolios”) will be closed to new investments. Contractholders that have invested in these Portfolios at any time during the life of the contract, even if they are not currently invested in these Portfolios as of the Closure Date, can continue to add money to these Portfolios.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
GENPRODSUP21